SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     February 11, 2003
                                                 -------------------------------


                            HERSHEY FOODS CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                        1-183                      23-0691590
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(State or other jurisdiction        (Commission             (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)


        100 Crystal A Drive, Hershey, Pennsylvania                     17033
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        (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:      (717) 534-6799
                                                     ---------------------------








                                Page 1 of 3 Pages
                             Exhibit Index - Page 3


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                      INFORMATION TO BE INCLUDED IN REPORT

Item 9.    Regulation FD Disclosure

         On February 11, 2003, Hershey Foods Corporation (the "Corporation") announced updated information regarding projected non-cash pension expense for 2003. A copy of the Corporation's press release is furnished herewith as Exhibit 99.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   February 11, 2003


                                           HERSHEY FOODS CORPORATION



                                          By   /s/ Frank Cerminara
                                               -------------------
                                           Frank Cerminara
                                           Senior Vice President,
                                           Chief Financial Officer














                                Page 2 of 3 Pages
                             Exhibit Index - Page 3

                                  EXHIBIT INDEX

   Exhibit
   Number         Description
   ------         -----------


      99       Hershey Foods Corporation press release dated February 11, 2003.













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                             Exhibit Index - Page 3